UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2022

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street
Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value per share	OSUR	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by a check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2022, at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of OraSure Technologies, Inc. (the “Company”), the stockholders of the Company approved an amendment and restatement of the OraSure Technologies, Inc. 2000 Stock Award Plan (the “Stock Award Plan”) to increase the number of shares of common stock authorized for grant thereunder by 1,500,000 shares.

A detailed summary of the material features of the Stock Award Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 7, 2022 (the “Proxy Statement”) under the caption “Proposals Requiring Your Vote—Proposal 4 - Amendment and Restatement of Stock Award Plan,” which description is incorporated herein by reference.

The descriptions of the Stock Award Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Stock Award Plan, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

On May 17, 2022, the Company held its Annual Meeting virtually. As of March 23, 2022, the record date for the Annual Meeting, there were 73,916,495 outstanding shares of the Company’s common stock. The following is a summary of the items considered by stockholders and the corresponding voting results at the Annual Meeting:

Item 1 - Election of Two Class I Directors for Terms Ending in 2025.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eamonn P. Hobbs	55,710,755	2,509,206	116,641	6,035,858

David J. Shulkin, M.D.	56,141,819	2,065,594	129,189	6,035,858

Item 2 - Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2022.

Votes For	Votes Against	Abstentions
60,240,260	4,107,860	24,340

Item 3 - Proposal to Approve an Advisory (Non-Binding) Resolution on the Company’s Executive Compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,687,157	1,535,739	113,706	6,035,858

Item 4 - Proposal to Approve the Company’s Amended and Restated Stock Award Plan to Increase the Shares Authorized for Issuance Thereunder.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,803,395	4,412,702	120,505	6,035,858

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amended and Restated OraSure Technologies, Inc. 2000 Stock Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: May 18, 2022	By:	/s/ Scott Gleason
Scott Gleason
Interim Chief Financial Officer and Senior Vice President, Investor Relations and Corporate Communications